Exhibit 10.1

Stein Mart, Inc.

Split Dollar Agreement

Agreement to Amend

WHEREAS: Stein Mart, Inc. (the “Corporation”) and                                                               (the “Executive”) are parties to a Split Dollar Agreement dated                                                               (the “Split Dollar Agreement” or the “Agreement”) as amended effective November 16, 2012; and

WHEREAS: The Corporation wishes to eliminate the post-retirement Executive Death Benefit contained in the Split Dollar Agreement; and

WHEREAS: In consideration of the modification of the Agreement the Corporation has decided to promise each consenting Executive certain additional deferred compensation, subject to a vesting arrangement, payable to the such Executive as a Company Contribution under the Executive Deferral Plan, as amended and restated effective January 1, 2009 (the “Deferred Compensation Plan”); and

WHEREAS: In consideration of the Corporation’s promise of a Company Contribution to the Deferred Compensation Plan, the Executive wishes to agree to the elimination of the post-retirement Executive Death Benefit; and

WHEREAS: Article XI of the Split Dollar Agreement permits an amendment in whole or in part by a written agreement signed by both of the parties to the Agreement;

NOW, THEREFORE:

The Corporation and the undersigned Executive hereby agree:

1.	The Split Dollar Agreement is hereby amended by eliminating Article IV, Section 1 b.

2.	The Corporation agrees to make a Company Contribution to the Deferred Compensation Plan, in an amount and subject to vesting provisions determined by the Company in its sole discretion, by no later than January 15, 2013.

3.	The Split Dollar Agreement remains in full force and effect as amended herein.

IN WITNESS WHEREOF:

The Corporation and the Executive hereby agree to the foregoing modification and promise as set forth in this written agreement to amend.

Corporation

By:                                                               (Print Name)

It’s:                                          (Title)

Signature:

Executive

                                                              (Print Name)

Signature: